Investor Presentation Delek Logistics Partners May 2022 Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements i n future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; potential for and projections of growth; distributions, including the amount and timing thereof; potential dropdown inventory and acquisition opportunities; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; expansion projects; ability to create long-term value for our unitholders; financial flexibility and borrowing capacity; distribution growth of 5% or at all; crude oil throughput; benefits of Permian Basin activity; minimum volume commitments; and targeted internal rates of return. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial majority of Delek Logistics' contribution margin is derived from Delek US, thereby subjecting it to Delek US' business risks; risks relating to the securities markets generally; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics' assets and business performance, including margins generated by its wholesale fuel business; uncertainties r egarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in laws including with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to operate the long-haul pipeline; the ability of the Red River joint venture to operate the Red River pipeline; the ability to grow the Big Spring Gathering System; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; risk related to the previously announced proposed acquisition of 3 Bear Delaware Holding – NM, LLC (the “3 Bear Acquisition”), including any statements regarding the expected timing, benefits, synergies, growth opportunities, impact on liquidity and prospects, and other financial and operating benefits thereof, and the timing or satisfaction of regulatory and other closing conditions and the closing of the 3 Bear Acquisition and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; • Distributable cash flow - calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; and • Basic gross margin- calculated as net revenues less cost of materials and other. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics' operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics' ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, distributable cash flow; distributable cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, distributable cash flow, distributable cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Investment Overview

Overview (NYSE: DKL)	• Current distribution: $0.98/LP unit qtr; $3.92/LP unit annualized [1]; ~7.78% current yield [2] • Delivered the 5% distribution CAGR in 2021; another 5% expected in 2022 • MVC's underpin ~63% of gross margins, providing stability to cash flows
1Q22 Highlights	• Net Income of $39.5 million, net cash from operating activities of $47.9 million • Distributable Cash Flow $51.7 million; DCF coverage ratio of 1.21x • EBITDA of $66 million[3]
Balance Sheet	• $585.9 million of unused credit facility plus $2.7 million of cash as of March 31, 2022 • Leverage ratio of ~3.3x[3] as of March 31, 2022 • Strategic focus to maintain strong coverage and low leverage ratios

Business Initiatives	• Expanding Permian Gathering System based on accelerating producer activity
	• Capitalizing on third party revenue generating opportunities
	• Recent initiatives include:
	  • Red River JV with Plains: Completed pipeline expansion in second half of 2020
	  • Slurry Blending: Exclusive Supply agreement with Baker Hughes
	  • Jefferson Energy Agreement: Expands Paline Pipeline's reach and supply visibility

Future Dropdown Potential	• Wink to Webster pipeline cash flows expected to ramp up over the next several quarters • Krotz Springs midstream assets

(1) Annualized distribution based on quarterly distribution for quarter ended March 31, 2022 paid on May 12, 2022 to unitholders of record as of May 5, 2022.
(2) Pricing as of 5/5/2022.
(3) Leverage ratio based on last 12 months ("LTM") EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period.

3

Organizational Structure following Planned 3Bear Acquisition

3Bear Acquisition Summary

- Delek Logistics to acquire 100% membership interests in 3Bear, a premier crude, gas and water gathering, processing and disposal business in the Northern Delaware Basin (the "Acquisition")
- Transaction valued at $625 million (the Acquisition is expected to result in a multiple of ~6.25x 2023 EBITDA)
- Acquisition structured on a cash free / debt free basis
- Completion of transaction expected around mid-year 2022, subject to customary regulatory approvals


Public Unitholders
Delek US Holdings, Inc.
NYSE: DK
100%
Delek Logistics GP, LLC
(the General Partner)
21.1% interest
(9.2 million Common limited partner units)(1)
78.9% interest
(34.3 million Common limited partner units)(1)
Non-economic ownership interest
Delek Logistics Partners, LP
NYSE: DKL
(the Partnership)
100%
Operating Subsidiaries
100%
3Bear Delaware Holding – NM, LLC ("3Bear")

(1) Ownership of DKL as of 3/31/2022.

4

Integrated Company with Asset Diversity and Scale

Strategically located assets with leverage to domestic crude


BIG SPRING GATHERING SYSTEM
Big Spring
Midland
Cushing Optionality: 100kbpd
Cushing
Hewitt
RED RIVER
Little Rock
Memphis
Nashville
Brentwood
Knoxville
SALA GATHERING SYSTEM
El Dorado
Magnolia
Big Spring
Colorado City
Abilene
Fort Worth
Dallas
Rio State Line Terminal
Midland
Tyler
Longview
Shreveport
Monroe
Waco
Krotz Springs
New Orleans
Beaumont
PALINE PIPELINE
Source 207kbpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude Oil Pipeline
Mt. Pleasant
Greenville
Big Sandy
CADDO
Longview
Tyler
Kilgore
Henderson
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Crude Pipeline
Corporate Headquarters
Crude Tank Farm
Joint Venture Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery
Product Terminal

Refining

- 302kbpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262kbpd WTI linked currently
- Increasing crude oil optionality through Red River expansion
- Wink to Webster JV

Logistics

- 10 terminals
- ~1,600 miles of pipeline & gathering infrastructure
- 10.2mmbbls storage capacity
- Permian gathering assets
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo / Red River
- >200 company-operated trucks
- Rail Infrastructure and fleet
- Own ~78.9% of DKL

Asphalt

5 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX

Retail

- ~248 stores
- Southwest US locations
- West Texas locations
- 4 NTI's
- 7-Eleven Rebranding to DK

Renewables

GCE Bakersfield Renewable Diesel Option 33.3% for $13.3M

Approximately 40mm gallons of annual biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

5

DKL’s 1st ever Sustainability Report was published on May 2, 2022. The Report contains DKL’s 1st ever disclosures of Scope 1 and Scope 2 greenhouse gas emissions. 2021-2022 Sustainability Report will be published in Q4 of 2022. 6

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity

Growing logistics assets support crude sourcing and product marketing for customers

Pipelines/Transportation Segment

- ~805 miles [(1)] of crude and product transportation pipelines, including the 195-mile crude oil pipeline from Longview to Nederland, TX
- ~ 600-mile crude oil gathering system in AR
- ~200-mile Gathering System in the Midland Basin
- Storage facilities with 10 million barrels of shell capacity
- Rail offloading facilities

Wholesale/Terminalling Segment

- Wholesale and Marketing business in West Texas
- 10 light product terminals in TX, TN, AR
- Approx. 1.4 million barrels of shell capacity



BIG SPRING GATHERING SYSTEM
Big Spring
Midland
Cushing
Hewitt
RED RIVER
Little Rock
Memphis
Nashville
Brentwood
Knoxville
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
Big Spring
Colorado City
Abilene
Fort Worth
Dallas
Shreveport
Tyler
Longview
Monroe
RIO
Midland
Rio State Line Terminal
Waco
PALINE PIPELINE
Krotz Springs
New Orleans
Beaumont
EAST TEXAS LOGISTICS SYSTEM
Mt. Pleasant
Greenville
Big Sandy
CADDO
Longview
Tyler
Kilgore
Henderson
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Crude Pipeline
Corporate Headquarters
Crude Tank Farm
Joint Venture Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery
Product Terminal

(1) Includes approximately 240 miles of leased pipeline capacity.

8

Multi-Year MVC Contracts Contract Highlights • The Lion/SALA Gathering System is supported by a long-term contract that includes three take-or-pay commitments • Initial term of 5 years, maximum term of 15 years • Crude oil transportation throughput of 60.6kbpd in 2022, supported by a MVC of 46kbpd • Refined products transportation throughput of 59.5kbpd in 2022, supported by a MVC of 40kbpd • Crude oil gathering throughput of 16.2kbpd in 2022, supported by a MVC of 14kbpd • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50kbpd • Big Spring marketing agreement: contractual agreement with DK with MVC of 65kbpd • DPG contractual throughput volume of 123kbpd $ 4 3 $ 4 3 $ 4 3 $ 4 4 $ 4 2 $ 5 2 $ 5 2 $ 5 3 $ 4 8 $ 5 2 $ 5 7 $ 5 4 $ 5 1 $2 $7 $8 $8 $9 $16 $16 $15 $15 $16 $17 $15 $18 $11 $11 $14 $13 $11 $6 $14 $9 $9 $12 $11 $11 $12 $56 $61 $65 $65 $62 $74 $82 $77 $72 $80 $85 $80 $81 $0 $10 $20 $30 $40 $50 $60 $70 $80 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 $ in m ill io n s Contracted Min Basic Gross Margin Contracted Excess Basic Gross Margin Uncontracted Basic Gross Margin 63% of 1Q22 Basic Gross Margin from Minimum Volume Commitments (MVCs) 4% 12% 48% 37% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts as of 1Q22 9

10 Financial Flexibility and Growing Distributable Cash Flow 1) Reconciliation of EBITDA to Net Income provided on page 24. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities on page 27 and EBITDA to net income on page 28. 3) Last 12 months as of March 31, 2022. Solid Net Income and EBITDA performance $62.8 $69.4 $90.2 $96.8 $159.3 $164.8 $168.0 $97.3 $115.0 $164.0 $178.9 $245.3 $265.1 $272.4 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 2022E $ in m ill io n s Net Income EBITDA (3) $83.0 $85.0 $121.6 $127.0 $207.7 $215.8 $215.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 2022E $ in m ill io n s Distributable Cash Flow DCF supports distribution growth(2) $243 $243 $244 $244 $244 $244 $245 $245 $245 $245 $245 $246 $246 $246 $246 $247 $247 $394 $394 $394 $395$495 $494 $533 $457 $461 $597 $596 $588 $695 $750 $761 $747 $738 $289 $261 $258 $264 $205 $206 $317 $393 $389 $253 $254 $262 $155 $100 $89 $103 $113 $561 $589 $592 $586 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $ in m ill io n s Revolver Excess Capacity Revolver Borrowings $400 million 7.125% Sr. Notes (net of fees) $250 million 6.75% Sr. Notes (net of discount/fees) Financial Flexibility to support continued growth (1) (3)

DKL Distribution and Leverage Ratio

Distribution per unit has increased thirty-seven consecutive times since the IPO [(1)]


$0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 $0.940 $0.950 $0.975 $0.980
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Distributable Cash Flow Coverage Ratio [(2)(3)(4)]


Avg. 1.35x in 2013
Avg. 1.68x in 2014
Avg. 1.35x in 2015
Avg. 1.11x in 2016
Avg. 0.97x in 2017
Avg. 1.19x in 2018
Avg. 1.08x in 2019
Avg. 1.41x in 2020
Avg. 1.31x in 2021
1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1.32x 1.34x 1.27x 1.21x
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Leverage Ratio [(4)]


1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.64x 3.55x 3.44x 3.35x 3.33x
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Delek LOGISTICS

1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement.
2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 27.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.
4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

11

DKL Asset & Joint Venture Detail

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 bpd • Length: 80 miles • Completed: January 2017 • Provides El Dorado refinery with incremental crude supply source RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 145,000 bpd • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines 13

Midstream: Red River Pipeline Joint Venture

- **DKL purchased 33% interest in May 2019**
  - Approx. $128.0 million initial investment; financed with revolver
  - DKL contributed approximately $17.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019
- **MVC annualized EBITDA**
  - $13.5 to $15.5 million annualized EBITDA pre-expansion
  - Increases to $20.0 to $25.0 million annualized EBITDA post-expansion

Red River Pipeline JV

- Expansion from 150kbpd to 235kbpd completed during 3Q 2020
- Transportation from Cushing to Longview; Increased crude oil optionality

Transportation from Cushing to Longview; Increased crude oil optionality

- Increased from 65kbpd to 100kbpd following expansion;
- Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX
- **From Longview, TX DKL has access to:**
  - Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs
  - Gulf Coast markets through Paline and other third-party pipelines
  - Increases potential WTI-Brent exposure with limited cost to the company


Cushing
Hewitt
RED RIVER
Dallas
Longview
El Dorado
CADDO
Tyler
EAST TEXAS
CRUDE LOGISTICS
PALINE
Krotz Springs

14

Midstream: Permian Gathering System

Gathering Allows Our Customers Crude Quality & Cost Control

Permian Gathering System

- Approximately 200-mile gathering system
  - 350kbpd throughput capacity
- >300,000 dedicated acres expected in 2022
  - Points of origin: Howard, Borden, Martin and Midland counties
- Total terminal storage of 650k bbls
  - Connection to Big Spring, TX terminal

- **Getting closer to wellhead allows our customers the ability to control crude quality & cost**
- **Drop down to DKL completed in Q1 2020**
- **Gathering increases access to barrels**
  - Creates optionality to place barrels:
    - Big Spring (local refinery)
    - Midland
    - Colorado City (access other refineries)
    - Wink (to Gulf Coast)
  - Control quality and participate in blending opportunities

Growth in DPG



200,000
100,000
0
DPG Volume (BPD)
Q1 2019
Q4 2019
Q3 2020
Q2 2021
Q1 2022
Q4 2022
Actual
Estimate

Delek Logistics Acquired 1Q20

- CAPEX in 2022 ~$59 million
  - $28 million comprised of DK MVC
  - Balance focused on 3rd party
- $34 - $36 million expected annualized EBITDA underpinned by DK MVC
  - Currently 123kbpd MVC for Permian Gathering System in addition to 50kbpd MVC for a 3rd party interconnect

15

Growing and Diversifying DKL's Business Profile

Substantial Projected Growth in Consolidated Midstream Cash Flows

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Fully committed long haul pipeline from Permian to Gulf Coast providing stable cash flow and access to additional crude inputs
- Expected return **well above DKL's minimum target IRR threshold of 15%** [(1)]

Other Midstream Growth Initiatives

- Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies – Signed services agreement with DK 1Q22
- Delek continues to explore other organic & 3rd party midstream growth opportunities

Strong EBITDA Growth Profile from Midstream Initiatives



($ in millions)
Delek Logistics target to achieve $365 million to $395 million in EBITDA by 2023
$279
~$30-$35
~$55-$80
~$365-$395
~$85 -$115 million growth opportunity: ~30%-40%
3 months annualized ending 12/31/2021
Krotz Springs Midstream assets
Wink to Webster & Other Midstream Growth initiatives
Total Annual Segment Earnings Potential

DKL EBITDA Growth ($ in millions)



22% CAGR
$97
$115
$164
$179
$245
$265
2016
2017
2018
2019
2020
2021

(1) Represents gross returns on pipeline investment, excluding cost of capital associated with project financing.

16

Several Visible Pathways for Growth

Focused around developing Permian platform; Growing logistics asset base at sponsor

Ability to Leverage Relationship with Delek US

Midstream Growth Initiatives	• Permian-based refining system with 207,000 bpd of Permian crude access (1) • Big Spring Gathering System in the Permian Basin (asset dropped to DKL end of 1Q20) • Wink to Webster long haul crude oil pipelines joint venture investment • Krotz Springs midstream assets
Benefit from Operations	• Improving demand backdrop for oil and oil products post pandemic • Strong demand supports elevated utilization of refining and logistics assets, including DKL assets

Financial Flexibility Creates Opportunities to Develop Platform

Balance Sheet Supportive	• $2.7 million cash & $586 million unused credit facility at March 31, 2022 on $850 million revolving credit facility • Leverage ratio was ~3.3x (2) at end of 1Q22 • Maintain strong coverage and leverage ratios
Acquisitions	• Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility
Organic Growth	• Expanding Big Spring Gathering business based on producer demand in Permian Basin • Expanded Red River pipeline; Evaluate Paline Pipeline capacity
Opportunities	• Growth opportunities include both drop downs from sponsor Delek US and/or potential M&A

Focus on continued distribution growth

Distribution	• Driven by strong performance and strong coverage and leverage ratios

(1) Please see page 5 for additional information related to Delek US' position in the Permian.
(2) Leverage ratio based on LTM EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period.

17

18 2022 Valuation Relative to Peer Average EV-to-EBITDA Consistency: DKL Has Increased Quarterly Distributions Consecutively Since IPO in 4Q12 (1) Based on Factset as of May 5, 2022. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x DKL HEP MPLX PBFX PAA NS MMP ET EPD EV/EBITDA (consensus estimates) 2022 2023 22 Avg 23 Avg

19 Wells Fargo: A Look at Midstream ROIC “DKL has generated the highest value and cash returns over the past five years (2015-20) compared to its peers” (1) Source: Wells Fargo 2 0 1 5 -2 0 2 0 2 0 2 1 Drivers ➢ The execution of dropdowns and third-party acquisitions at attractive multiples ➢ Scalable platform and cost controls ➢ Capital reimbursements from DK ➢ Inflation escalators in most contracts ➢ A predominantly fee-based cash flow profile

20 Overarching Objectives and Key Initiatives

Planned 3Bear Acquisition

Investment Considerations for Planned 3Bear Acquisition

Increased Exposure to Highly Economic Delaware Basin, Third-Party Revenue; Expands Geographic and Commodity Diversification

High Quality 3-Stream Revenue	• Recently constructed asset in the most active area of the Delaware Basin (Lea and Eddy County, NM) • ~485 miles of in-ground pipeline currently • 88 MMcf/d of gas processing capacity; 140kbpd of crude gathering capacity supported by 120k bbls of storage; 200kbpd salt water disposal; offers producers one-stop-shop • Substantial upside optionality through expansion of existing facilities and infrastructure
Attractive Footprint in the Heart of the Delaware	• Entry into the Delaware Basin which supports Delek's long-term growth and integration strategies • Footprint anchored by long-term, fixed fee contracts (avg. remaining contract tenor of ~10 yrs.[(1)]) supported by a diverse group of Permian focused producers with 13 active rigs on dedicated acreage [(2)] • >3,000 remaining drilling locations[(3)] on dedicated acres provides visibility for long-term cash flow
Enhances Diversification and Stability	• Significantly increases third party revenue and diversifies customer mix • Expands Permian presence from the Midland Basin to the Delaware Basin • Broadens product mix with increased exposure to natural gas and water • Long-term fixed fee contracts mitigates commodity exposure
Accretive Transaction	• Immediately accretive to Distributable Cash Flow and Coverage Ratios supporting 5% annual distribution growth • Strong Free Cash Flow generation enables a deleveraging profile near-term • Capital needs increase FY 2022 guidance by ~$10mm to approximately $80 million
ESG Initiatives	• Significant carbon capture optionality reinforces Delek's commitment to ESG initiatives • Water recycling operations reduce total freshwater consumption and use in the Permian • Multiple GHG reduction projects underway providing CO2 reduction in the near term • Additional options offer potential to improve clean energy initiatives

(1) Weighted-average by acreage.
(2) Per Enverus as of Q4 2021.
(3) Per third-party consultants.

22

Established Infrastructure in the Delaware Basin

For Planned 3Bear Acquisition

Asset Overview

- 3Bear Delaware Holding - NM, LLC ("3Bear") is a premier, three-stream midstream business located in the core of Northern Delaware Basin (Lea & Eddy County, New Mexico)
- Integrated crude, gas, and water infrastructure
- Anchored by a diversified, high-quality customer base with ~350,000 dedicated acres
- Activity underpinned by producer development capital and 100% fixed-fee contracts
- Connectivity to multiple 3rd party oil, gas, and NGL downstream interconnects offering customers access to key USGC markets

Key Statistics

	Gas Gathering & Processing	Crude Gathering & Storage	Water Gathering & Disposal
Dedicated Acreage	57,600	160,160	132,480
Avg. Remaining Contract Tenor (Yr.)	11	9	9
Current Volumes 12/31	48 MMcf/d	65kbpd	80kbpd
System Capacity	88 MMcf/d Processing	120 Mbbl Storage	200kbpd Disposal
Pipeline Capacity	150 MMcf/d	140kbpd	220kbpd
Miles of Pipeline	95	220	170



Eddy
NM
TX
NEW MEXICO
Lea
NM
3BEAR
PIPELINE
GAS
CRUDE
WATER
SWD
FACILITY
LIBBY COMPLEX
CRUDE
WATER

Diversified, Delaware Focused Customer Base

- Diverse customer base of investment grade, public, and private operators
- 18+ customers across the 3Bear systems
- <6% average customer concentration based 3Bear's dedicated acreage portfolio

23

DKL + Planned 3Bear: Integrated Company with Diversity and Scale

Strategically located assets with leverage to Domestic production



Permian Basin Gathering Assets
3Bear Energy
NM
TX
NM
Big Springs
Colorado City
Abilene
Midland
Rio State Line Terminal
Fort Worth
Dallas
OK
Cushing
Hewitt
Tyler
Waco
TX
Longview
Shreveport
Beaumont
AR
Little Rock
Memphis
El Dorado
Monroe
LA
Krotz Spring
New Orleans
Nashville
Brentwood
Knoxville
TN
Sala Gathering System
El Dorado
East Texas Logistics System
3BEAR PIPELINE
DPG PIPELINE
DELEK INFRASTRUCTURE
CRUDE PIPELINE
CRUDE MAINLINE
JV CRUDE PIPELINE
PRODUCT PIPELINE
CRUDE TANK FARM
PRODUCT TANK FARM
PRODUCT TERMINAL
REFINERY
CORPORATE HEADQUARTERS
MIDLAND OFFICE

24

Planned 3Bear Acquisition: Diversifying Cash Flows via Third-Party Revenues (1) Calculated based on 2021 Pipelines and Transportation Segment revenue from affiliate and third-party, as disclosed in our 2021 Annual Report on Form 10-K. (2) Estimated based on forecasted post-close 2023 revenue. (3) Estimated based on forecasted post-close 2023 contribution margin. 6% 94% Pipeline Revenue Before (1) Third-Party Sponsor 35% 65% Estimated Pipeline Revenue Post-Close (2) Third-Party Sponsor 40% 60% Companywide Estimated Contribution Margin Post-Close (3) Third-Party Sponsor 25

Appendix

DKL: Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [2][3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19
Reconciliation of Distributable Cash Flow to net cash from operating activities													
Net cash provided by operating activities	$23.5	$23.9	$30.5	$13.3	$91.2	$23.7	$28.0	$6.0	$95.3	$153.0	$26.2	$24.1	$34.3
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-	-	(0.1)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1
Changes in assets and liabilities	(3.6)	0.9	(8.5)	10.3	(0.9)	3.7	6.2	28.1	(64.9)	(26.9)	3.2	7.8	3.2
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)
Distributions from equity method investments				0.8	0.8	0.7		0.3	0.2	1.2	0.8	-	-
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.6)	(7.3)	(0.8)	(1.0)	(3.7)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	1.1	3.1	0.7	0.7	1.2
Other Operating Income (Expense), net													
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$28.0	$33.5	$32.4	$27.6	$121.6	$29.0	$31.2	$33.7
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.17x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3

(dollars in millions, except coverage)	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21 [4]	2Q21 [4]	3Q21	4Q21	2021	1Q22
Reconciliation of Distributable Cash Flow to net cash from operating activities													
Net cash provided by operating activities	$45.8	$130.4	$34.8	$37.5	$62.3	$58.4	$193.0	$61.7	$85.8	$74.8	$52.9	$275.2	$47.9
Accretion of asset retirement obligations	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.1)
Deferred income taxes	(0.6)	(0.7)	(1.3)	(0.9)	(0.1)	0.6	(0.4)	(0.1)	-	(0.1)	(0.2)	(0.4)	-
Gain (Loss) on asset disposals	0.1	0.2	-	-	-		-					-	
Changes in assets and liabilities	(14.8)	(0.6)	5.6	19.3	(2.5)	1.2	19.8	(10.9)	(29.8)	(16.3)	5.5	19.8	6.0
Non-cash lease expense	2.4	(0.2)	(2.9)	(0.3)	(1.6)	(3.8)	(6.1)	(2.0)	(2.5)	(2.5)	(2.7)	(6.1)	(1.8)
Distributions from equity method investments	-	0.8	0.1	1.6	1.0	0.0	2.7	3.9	1.5	0.8	2.5	2.7	0.6
Maint. & Reg. Capital Expenditures	(2.9)	(8.5)	(0.9)	(0.1)	0.0	(0.5)	(1.3)	(0.5)	(1.1)	(0.9)	(4.5)	(1.3)	(0.8)
Reimbursement for Capital Expenditures	3.2	5.8	0.0	0.0	0.0	0.2	0.3	0.4	0.0	0.0	0.2	0.7	-
Other Operating Income (Expense), net								0.1	0.1	(0.3)	0.1		-
Distributable Cash Flow	$33.0	$126.9	$35.4	$57.0	$59.1	$55.9	$207.6	$52.6	$53.8	$55.5	$53.9	$290.1	$51.7
Distribution Coverage Ratio [1]	1.08x	1.08x	1.15x	1.58x	1.50x	1.41x	1.42x	1.31x	1.32x	1.34x	1.30x	1.78x	1.21x
Total Distribution [1]	$30.6	$117.3	$30.9	$36.0	$39.3	$39.5	$145.7	$40.0	$40.8	$41.3	$41.3	$163.4	$42.6

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.
4) Maint. & reg. Capital Expenditure excludes an incorrectly classified 1Q2021 Tagalong project expense item. The item amounted to $731K in Q1 2021 and to $837K in Q2 2021 thus the Q1 2021 Maint. & Reg. Capital Expenditures were lower by $731K In Q2 2021 the $731K was re-classified to growth on the cumulative Q2 2021 amount.

Note: May not foot due to rounding and annual adjustments that occurred in yearend reporting.

Delek LOGISTICS

27

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**
EBITDA:															
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9

	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Net Revenue	**$163.4**	**$117.6**	**$142.3**	**$140.1**	**$563.4**	**$152.9**	**$168.5**	**$189.6**	**$189.9**	**$700.9**	**$206.6**
Cost of Sales	($101.3)	($43.9)	($60.7)	($63.2)	(269.1)	($81.2)	($88.7)	($105.1)	($109.4)	(384.4)	($126.2)
Operating Expenses (excluding depreciation and amortization presented below)	(14.0)	(11.6)	(13.7)	(14.6)	(53.8)	(14.3)	(14.9)	(16.8)	(13.2)	(59.2)	(17.5)
Depreciation and Amortization	(5.8)	(8.2)	(8.9)	(10.8)	(33.7)	(10.2)	(9.5)	(9.7)	(11.6)	(41.0)	(9.9)
Contribution Margin	**$42.4**	**$53.9**	**$59.0**	**$51.5**	**$206.7**	**$47.2**	**$55.4**	**$58.0**	**$55.7**	**$216.3**	**$53.0**
Operating Expenses (excluding depreciation and amortization presented below)	(0.8)	(0.8)	(0.6)	(0.3)	(2.4)	(0.6)	(0.6)	(0.5)	(0.6)	(2.3)	(0.6)
Depreciation and Amortization	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)	(0.5)	(0.5)	(0.4)	(1.8)	(0.5)
General and Administration Expense	(6.1)	(4.7)	(6.1)	(5.6)	(22.6)	(4.1)	(6.1)	(6.1)	(5.5)	(21.8)	(5.1)
Gain (Loss) on Asset Disposal	0.1	-	-	(0.0)	0.1	0.1	0.1	(0.3)	0.1	0.1	
Operating Income	**$35.0**	**$47.9**	**$51.7**	**$45.1**	**$179.8**	**$42.1**	**$48.4**	**$50.6**	**$49.3**	**$190.5**	**$46.9**
Interest Expense, net	(11.8)	(10.7)	(10.4)	(10.0)	(42.9)	(9.7)	(11.7)	(14.5)	(14.3)	(50.2)	(14.3)
(Loss) Income from Equity Method Invesments	5.6	6.5	4.9	5.8	22.7	4.0	6.6	7.3	6.6	24.6	7.0
Other (Expense) Income	-	-	0.1	-	(0.1)	(0.0)	(0.0)	0.1	0.0	0.1	(0.0)
Income Taxes	(1.0)	0.7	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	0.2	0.0	(0.2)	(0.1)
Net Income	**$27.8**	**$44.4**	**$46.3**	**$40.7**	**$159.2**	**$36.2**	**$43.2**	**$43.6**	**$41.7**	**$164.7**	**$39.5**
EBITDA:											
Net Income	$27.8	$44.4	$46.3	$40.7	$159.2	$36.2	$43.2	$43.6	$41.7	$164.7	$39.5
Income Taxes	1.0	(0.7)	(0.2)	0.1	0.2	0.2	0.2	(0.2)	(0.0)	0.2	0.1
Depreciation and Amortization	6.3	8.7	9.5	11.3	35.7	10.7	10.0	10.2	11.9	42.8	10.3
Amortization of customer contract intangible assets	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8	1.8	7.2	1.8
Interest Expense, net	11.8	10.6	10.4	10.0	42.9	9.7	11.7	14.5	14.3	50.2	14.3
EBITDA	$48.7	$64.8	$67.8	$63.9	$245.3	$58.7	$66.8	$69.9	$69.7	$265.1	$66.0

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

28

29 DKL: Reconciliation of Basic Gross Margin (dollars in millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 DKL: Reconciliation of Basic Gross Margin Net Revenues $152.5 $155.3 $137.6 $138.6 $163.4 $117.6 $142.3 $140.1 $152.9 $168.5 $189.6 $189.9 $206.6 Cost of Sales $117.7 $116.6 $96.2 $102.2 $121.1 $63.7 $83.3 $88.6 $105.7 $113.1 $131.6 $134.2 $153.6 Gross Margin $34.8 $38.7 $41.4 $36.4 $42.3 $53.9 $59.0 $51.5 $47.2 $55.4 $58.0 $55.7 $53.0 Add back: Operating expenses (excluding depreciation and amortization) $15.3 $16.5 $17.5 $22.0 $14.0 $11.6 $13.7 $14.6 $14.3 $14.9 $16.8 $13.2 $17.5 Depreciation and Amortization $6.1 $6.2 $6.1 $6.4 $5.8 $8.2 $8.9 $10.8 $10.2 $9.5 $9.7 $11.6 $9.9 Basic gross margin $56.2 $61.4 $65.0 $64.8 $62.1 $73.7 $81.6 $76.9 $71.7 $79.8 $84.5 $80.5 $80.4

30 Summary of Certain Contracts

Summary of Certain Contracts

Footnotes

[1] Initial term of 10 years with a unilateral option to extend by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 10 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL.

[2] Initial term of 10 years with a unilateral option to extend the agreement by 5 additional years by DKL per the applicable agreement (see agreement as filed with the SEC). We deemed ten years to be the non-cancelable term of the agreements from the perspective of DKL to coincide with the current term of the agreement.

[3] Initial term of 5 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL.

[4] Initial term of 9 years with a unilateral option to extend the agreement by two additional 3-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 9 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL.

[5] Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL.

[6] Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL.

[7] Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Tyler Terminal and Tankage Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL. The Tyler Crude

[8] Agreement extended thru 2026 as disclosed in the 2017 10-K.

[9] Agreement has a term of 5 years per Products Transportation Agreement

[10] Agreement has a term of eight years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement.

[11] Information obtained from the DKL rate increases workbook

[12] Information obtained from the applicable agreement. In relation to the fee/bbl, the minimum daily revenue commitment is defined as the minimum throughput multiplied by the LOLA throughput fee irrespective of the Mid-Valley Throughput Fee.

[13] Information obtained from the applicable agreement. While the agreements specifies a throughput and offloading fee/bbl, there are no minimum volume commitments contained within the agreement.

[14] Initial term of 10 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC).

Note: The Paline Pipeline agreements executed in February 2018 were excluded from the table above as their non-cancelable terms are less than one year.

A Agreed to the respective executed agreements.

31

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312